                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL
               TO EXCHANGE EACH OUTSTANDING SHARE OF COMMON STOCK
                                       OF

                           NEW ERA OF NETWORKS, INC.
                                      FOR
                       0.3878 OF A SHARE OF COMMON STOCK
                                       OF

                                  SYBASE, INC.
                           PURSUANT TO THE PROSPECTUS
                              DATED MARCH 15, 2001

         THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON APRIL 11, 2001, UNLESS THE OFFER IS EXTENDED.

                      THE EXCHANGE AGENT FOR THE OFFER IS:

                    AMERICAN STOCK TRANSFER & TRUST COMPANY

                           REORGANIZATION DEPARTMENT
                                 50 MAIDEN LANE
                                  PLAZA LEVEL
                               NEW YORK, NY 10038

                                 BY FACSIMILE:
                        (FOR ELIGIBLE INSTITUTIONS ONLY)
                                 (718) 234-5001

                                   TOLL FREE:

                                 (877) 777-0800

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE EXCHANGE AGENT. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE W-9 FORM PROVIDED BELOW.

     THE INSTRUCTIONS CONTAINED WITHIN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

-----------------------------------------------------------------------------------------------------------------------------------

                                                  DESCRIPTION OF SHARES TENDERED
-----------------------------------------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
       (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)                       SHARE CERTIFICATE(S) AND SHARES TENDERED
            APPEAR(S) ON SHARE CERTIFICATE(S))                               (ATTACH ADDITIONAL LIST IF NECESSARY)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                        TOTAL NUMBER OF            NUMBER OF
                                                                  CERTIFICATE        SHARES REPRESENTED BY          SHARES
                                                                 NUMBER(S)(1)          CERTIFICATE(S)(1)          TENDERED(2)
                                                              -------------------------------------------------------------------

                                                              -------------------------------------------------------------------

                                                              -------------------------------------------------------------------

                                                              -------------------------------------------------------------------

                                                              -------------------------------------------------------------------
                                                                 TOTAL SHARES
-----------------------------------------------------------------------------------------------------------------------------------
 (1) Need not be completed by Book-Entry Stockholders.
 (2) Unless otherwise indicated, it will be assumed that all NEON Shares represented by certificates delivered to the Exchange
     Agent are being tendered hereby. See Instruction 4.
  [X] CHECK HERE IF CERTIFICATES HAVE BEEN LOST, DESTROYED OR STOLEN, SEE INSTRUCTION 11.
-----------------------------------------------------------------------------------------------------------------------------------

     This Letter of Transmittal is to be used by stockholders of New Era of Networks, Inc. ("NEON") if certificates for NEON Shares (as such term is defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in Instruction 2 below) is utilized, if delivery of NEON Shares is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility"), pursuant to the procedures set forth under "The Offer -- Procedure for Tendering" in the Prospectus. NEON stockholders who deliver NEON Shares by book-entry transfer are referred to herein as "Book-Entry Stockholders" and NEON stockholders who deliver certificates for NEON Shares are referred to herein as "Certificate Stockholders."

     Stockholders whose certificates for NEON Shares are not immediately available or who cannot deliver their certificates and all other documents required hereby to the Exchange Agent on or prior to the expiration date of the Offer (the "Expiration Date"), or who cannot comply with the book-entry transfer procedures on a timely basis, may nevertheless tender their NEON Shares according to the guaranteed delivery procedures set forth under "The
Offer -- Guaranteed Delivery" in the Prospectus. See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT FOR THIS OFFER (AS DEFINED HEREIN).

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW

                PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

[ ] CHECK HERE IF NEON SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO
    THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

   Name of Tendering Institution:

   DTC Participant Number:

   Transaction Code Number:

[ ] CHECK HERE IF TENDERED NEON SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE
    OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

   Name(s) of Registered Holder(s):

   Window Ticket Number (if any) or DTC Participant Number:

   Date of Execution of Notice of Guaranteed Delivery:

   Name of Institution that Guaranteed Delivery:

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL CAREFULLY.

Ladies and Gentlemen:

     The undersigned hereby delivers to Neel Acquisition Corp. ("Purchaser"), a wholly-owned subsidiary of Sybase Inc., a Delaware corporation ("Sybase"), the above-described shares of common stock, par value $0.0001 per share (the "NEON Shares"), of New Era of Networks, Inc., a Delaware corporation ("NEON"), pursuant to Purchaser's offer to exchange 0.3878 of a share of common stock, par value $0.001 per share, of Sybase ("Sybase Common Shares") for each outstanding NEON Share, upon the terms and subject to the conditions set forth in the Prospectus, dated March 15, 2001 (as may from time to time be amended, supplemented or finalized, the "Prospectus"), receipt of which is hereby acknowledged, and this Letter of Transmittal (which, together with the Prospectus and any amendments or supplements hereto or thereto, collectively constitute the "Offer"). Receipt of the Offer is hereby acknowledged. Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates or subsidiaries, the right to purchase NEON Shares tendered pursuant to the Offer.

     Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), subject to, and effective upon, acceptance of the NEON Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser, all right, title and interest in and to all of the NEON Shares that are being tendered hereby (and any and all non-cash dividends, distributions, rights, other NEON Shares or other securities (other than Sybase Common Shares) issued or issuable in respect thereof on or after April 11, 2001 (collectively, "Distributions")) and irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such NEON Shares (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such NEON Shares (and any and all Distributions), or transfer ownership of such NEON Shares (and any and all Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to, or upon the order of Purchaser, (ii) present such NEON Shares (and any and all Distributions) for transfer on the books of NEON, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such NEON Shares (and any and all Distributions), all in accordance with the terms of the Offer.

     By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints John S. Chen and Pieter Van der Vorst in their respective capacities as employees of Purchaser, and any individual who shall thereafter succeed to any such office of Purchaser, and each of them, as the attorneys-in-fact and proxies of the undersigned, each with full power of substitution and resubstitution, to vote at any annual or special meeting of NEON's stockholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, and to otherwise act as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, all of the NEON Shares (and any and all Distributions) tendered hereby and accepted for exchange by Sybase. This appointment will be effective if and when, and only to the extent that, Purchaser accepts the Shares of NEON common stock for exchange pursuant to the Offer. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for exchange of such NEON Shares in accordance with the terms of the Offer. Such acceptance for exchange shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such NEON Shares (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). Purchaser reserves the right to require that, in order for NEON Shares (or other Distributions) to be deemed validly tendered, immediately upon Purchaser's acceptance for exchange of such NEON Shares, Purchaser must be able to exercise full voting, consent and other rights with respect to such NEON Shares (and any and all Distributions), including voting at any meeting of NEON's stockholders.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the NEON Shares tendered hereby and all Distributions, that the undersigned owns the NEON Shares tendered hereby, and that when the same are accepted for exchange by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the NEON Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Exchange Agent for the account of Purchaser all Distributions in respect of the NEON Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may choose not to exchange the NEON Shares tendered hereby or may reduce from the total consideration due, the amount or value of such Distribution as determined by Purchaser in its sole discretion.

     The undersigned represents and warrants that the undersigned has read and agrees to all the terms and conditions of the Offer. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Prospectus this tender is irrevocable.

     The undersigned understands that the valid tender of NEON Shares pursuant to any one of the procedures described in "The Offer -- Procedure for Tendering" of the Prospectus and in the Instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). The undersigned recognizes that under certain circumstances set forth in the Prospectus, Purchaser may not be required to accept for exchange any of the NEON Shares tendered hereby. Purchaser may elect to provide a subsequent offering period in connection with the Offer. If Purchaser elects to provide a subsequent offering period, it will make a public announcement thereof on the next business day after the previously scheduled expiration date. The undersigned recognizes that in the event that Purchaser elects to provide a subsequent offering period, the undersigned will not have the right to withdraw NEON Shares tendered in the subsequent offering period.

     Unless otherwise indicated under "Special Issuance Instructions," please issue the Sybase Common Shares and a check for cash in lieu of fractional Sybase Common Shares, and return any certificates for NEON Shares not tendered or not accepted for exchange in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the Sybase Common Shares and a check for cash in lieu of fractional Sybase Common Shares and return any certificates for NEON Shares not tendered or not accepted for exchange (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered." In the event that the boxes entitled "Special Issuance Instructions" and "Special Delivery Instructions" are both completed, please issue the Sybase Common Shares and a check for cash in lieu of fractional Sybase Common Shares, and issue certificates for NEON Shares not so tendered or accepted, in the name of, and deliver said certificates and return such certificates to, the person or persons so indicated. Unless otherwise indicated herein in the box entitled "Special Issuance Instructions," please credit any NEON Shares tendered herewith by book-entry transfer that are not accepted for exchange by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Purchaser has no obligation, pursuant to the "Special Issuance Instructions," to transfer any NEON Shares from the name of the registered holder thereof if Purchaser does not accept for exchange any or all of the NEON Shares so tendered.

                         SPECIAL ISSUANCE INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

To be completed ONLY if the Sybase Common Shares and the check for cash payable in lieu of fractional shares is to be issued in the name of someone other than the undersigned, if certificates for the NEON Shares not tendered or not accepted for exchange are to be issued in the name of someone other than the undersigned or if NEON Shares tendered hereby and delivered by book-entry transfer that are not accepted for exchange are to be returned by credit to an account maintained at a Book-Entry Transfer Facility other than the account indicated above.

Issue [ ]  check
      [ ]  certificates to:

Name
                                 (PLEASE PRINT)

Address

---------------------------------------------------------
                                                                      (ZIP CODE)

---------------------------------------------------------
                (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NO.)
                           (SEE SUBSTITUTE FORM W-9)

Credit the Shares tendered by book-entry transfer that are not accepted for exchange to DTC to the account number set forth below:

---------------------------------------------------------
                                (ACCOUNT NUMBER)

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

To be completed ONLY if certificates for the NEON Shares not tendered or not accepted for exchange and the Sybase Common Shares and the check for cash payable in lieu of fractional shares is to be sent to someone other than the undersigned or to the undersigned at an address other than that shown under "Description of Shares Tendered."

Issue [ ]  check
      [ ]  certificates to:

Name
                                 (PLEASE PRINT)

Address

---------------------------------------------------------
                                                                      (ZIP CODE)

---------------------------------------------------------
                (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NO.)
                           (SEE SUBSTITUTE FORM W-9)

                                   IMPORTANT
                             STOCKHOLDERS SIGN HERE
                  (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)

                          SIGNATURE(S) OF STOCKHOLDERS

Dated __________________________________________, 2001

Name(s)
                                 (PLEASE PRINT)

Capacity (full title)
                              (SEE INSTRUCTION 5)

Address

                               (INCLUDE ZIP CODE)

Area Code and Telephone Number

Taxpayer Identification or
Social Security Number
                           (SEE SUBSTITUTE FORM W-9)

(Must be signed by registered holder(s) exactly as name(s) appear(s) on NEON Share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

                           GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED; SEE INSTRUCTIONS 1 AND 5)
                     FOR USE BY ELIGIBLE INSTITUTIONS ONLY,
                    PLACE MEDALLION GUARANTEE IN SPACE BELOW

Name of Firm

Address

                               (INCLUDE ZIP CODE)

Authorized Signature

Name(s)

Area Code and Telephone Number

Dated __________________________________________, 2001

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Instruction 1, includes any participant in any of the Book-Entry Transfer Facility's systems whose name appears on a security position listing as the owner of the NEON Shares) of NEON Shares tendered herewith, unless such registered holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" on the Letter of Transmittal or (b) if such NEON Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program (an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5 of this Letter of Transmittal.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed by stockholders of NEON either if NEON Share certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of NEON Shares is to be made by book-entry transfer pursuant to the procedures set forth herein and in "The Offer -- Procedure for Tendering" of the Prospectus. For a stockholder to validly tender NEON Shares pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), together with any required signature guarantees or an Agents Message (in connection with book-entry transfer) and any other required documents, must be received by the Exchange Agent at one of its addresses set forth herein prior to the Expiration Date and either (i) certificates for tendered NEON Shares must be received by the Exchange Agent at one of such addresses prior to the Expiration Date or (ii) NEON Shares must be delivered pursuant to the procedures for book-entry transfer set forth herein and in "The Offer -- Procedure for Tendering" of the Prospectus and a Book-Entry Confirmation must be received by the Exchange Agent prior to the Expiration Date or (b) the tendering stockholder must comply with the guaranteed delivery procedures set forth herein and in "The Offer -- Guaranteed Delivery" of the Prospectus.

     Stockholders whose certificates for NEON Shares are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent prior to the Expiration Date or who cannot comply with the book-entry transfer procedures on a timely basis may tender their NEON Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth herein and in "The Offer -- Guaranteed Delivery" of the Prospectus.

     Pursuant to such guaranteed delivery procedures, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Purchaser, must be received by the Exchange Agent prior to the Expiration Date and (iii) the certificates for all tendered NEON Shares, in proper form for transfer (or a Book-Entry Confirmation with respect to all tendered NEON Shares), together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents must be received by the Exchange Agent within three (3) Nasdaq trading days after the date of execution of such Notice of Guaranteed Delivery.

     The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to, and received by, the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility tendering the NEON Shares, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that Purchaser may enforce such agreement against the participant.

     The signatures on this Letter of Transmittal cover the NEON Shares tendered hereby.

     THE METHOD OF DELIVERY OF THE NEON SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. THE NEON SHARES WILL BE DEEMED DELIVERED ONLY WHEN ACTU-

ALLY RECEIVED BY THE EXCHANGE AGENT (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted, and no fractional NEON Shares will be purchased. All tendering stockholders, by executing this Letter of Transmittal (or a manually signed facsimile thereof), waive any right to receive any notice of acceptance of their NEON Shares for exchange.

     3. INADEQUATE SPACE. If the space provided herein under "Description of Shares Tendered" is inadequate, the number of NEON Shares tendered and the Share certificate numbers with respect to such NEON Shares should be listed on a separate signed schedule attached hereto.

     4. PARTIAL TENDERS. (Not applicable to stockholders who tender by book-entry transfer). If fewer than all the NEON Shares evidenced by any Share certificate delivered to the Exchange Agent herewith are to be tendered hereby, fill in the number of NEON Shares that are to be tendered in the box entitled "Number of Shares Tendered." In any such case, new certificate(s) for the remainder of the NEON Shares that were evidenced by the old certificates will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date or the termination of the Offer. All NEON Shares represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the NEON Shares tendered hereby, the signatures(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the NEON Shares tendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any of the tendered NEON Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal or any Share certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of the authority of such person to so act must be submitted.

     If this Letter of Transmittal is signed by the registered holder(s) of the NEON Shares listed and transmitted hereby, no endorsements of Share certificates or separate stock powers are required unless payment or certificates for NEON Shares not tendered or not accepted for exchange are to be issued in the name of a person other than the registered holder(s). Signatures on any such Share certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the NEON Shares evidenced by certificates listed and transmitted hereby, the Share certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the Share certificates. Signature(s) on any such Share certificates or stock powers must be guaranteed by an Eligible Institution.

     6. STOCK TRANSFER TAXES. Any transfer taxes on the exchange of NEON Shares pursuant to the Offer that are imposed on the acquirer of the NEON Shares will be paid by Purchaser or on behalf of Purchaser. Any transfer taxes on the exchange of NEON Shares pursuant to the Offer that are imposed on the transferor of the NEON Shares will be paid by you.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share certificates evidencing the NEON Shares tendered hereby.

     7. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If certificates for Sybase Common Shares and a check for cash in lieu of fractional Sybase Common Shares, and certificates for NEON Shares not accepted for exchange or not tendered are to be issued in the name of and/or returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent, and/or such certificates are to be returned, to a person other than the signer of this Letter of Transmittal, or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Any stockholder(s) delivering NEON Shares by book-entry transfer may request that NEON Shares not purchased be credited to such account maintained at the Book-Entry Transfer Facility as such stockholder(s) may designate in the box entitled "Special Issuance Instructions." If no such instructions are given, any such NEON Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above as the account from which such NEON Shares were delivered.

     8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance or additional copies of the Prospectus, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent at its address and phone number set forth below, or from your broker, dealer, commercial bank, trust company or other nominee.

     9. WAIVER OF CONDITIONS. Purchaser reserves the absolute right in its sole discretion (subject to the merger agreement) to waive, at any time or from time to time, any of the specified conditions of the Offer (other than the regulatory clearances condition and the conditions relating to the absence of an injunction and the effectiveness of the registration statement for the Sybase Common Shares to be issued in the Offer), in whole or in part, in the case of any NEON Shares tendered.

     10. SUBSTITUTE FORM W-9. The tendering stockholder is required to provide the Exchange Agent with a correct Taxpayer Identification Number ("TIN"), generally the stockholder's social security or federal employer identification number, on the Substitute Form W-9 which is provided below, and to certify whether the stockholder is subject to backup withholding of United States federal income tax. If a tendering stockholder is subject to federal backup withholding, the stockholder must cross out item (2) of the "Certification" box of the Substitute Form W-9. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to a $50 penalty imposed by the Internal Revenue Service ("IRS") and a 31% federal backup withholding tax on the payment of cash instead of fractional shares. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should write "Applied For" in the space provided for the TIN in Part I, check the box in Part III, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Exchange Agent is not provided with a TIN within 60 days of its receipt of the Substitute Form W-9, the Exchange Agent will withhold 31% on all payment of cash instead of fractional shares until a TIN is provided to the Exchange Agent.

     11. LOST, DESTROYED OR STOLEN SHARE CERTIFICATES. If any certificate(s) representing NEON Shares has been lost, destroyed or stolen, the stockholder should promptly notify American Stock Transfer & Trust Company, NEON's Transfer Agent, by checking the box under "Description of Shares Tendered". The stockholder will then be instructed as to the steps that must be taken in order to replace the Share certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Share certificates have been followed.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE HEREOF) TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED NEON SHARES MUST BE RECEIVED BY THE EXCHANGE AGENT OR NEON SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

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

                                TAX INFORMATION

     A stockholder whose tendered NEON Shares are accepted for payment and who may receive cash instead of a fractional share of Sybase common stock is required to provide the Exchange Agent (as payer) with such stockholder's correct social security number, individual taxpayer identification number, or employer identification number (each a Taxpayer Identification Number or a "TIN") on the Substitute Form W-9 provided below. If such stockholder is an individual, the TIN is such person's social security number. The TIN of a resident alien who does not have and is not eligible to obtain a social security number is such person's IRS individual taxpayer identification number. If a tendering stockholder is subject to federal backup withholding, the stockholder must cross out item (2) of the Certification box on the Substitute Form W-9. If the Exchange Agent is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the IRS. In addition, any cash payments that are made to such stockholder pursuant to the Offer may be subject to 31% federal backup withholding.

     Certain stockholders (including, among others, all corporations and certain non-United States individuals) are not subject to federal backup withholding. In order for a non-United States individual to qualify as an exempt recipient, that stockholder must submit to the Exchange Agent a properly completed IRS Form W-8BEN, W-8ECI, W-8EXP or W-8IMY, as appropriate, signed under penalties of perjury, attesting to that individual's exempt status. Such forms may be obtained from the Exchange Agent. Exempt stockholders, other than non-United States individuals, should furnish their TIN, write "EXEMPT" on the face of the Substitute Form W-9 below, and sign, date and return the Substitute Form W-9 to the Exchange Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

                         PURPOSE OF SUBSTITUTE FORM W-9

     To prevent federal backup withholding on cash payments that are made to a stockholder with respect to fractional NEON Shares pursuant to the Offer, the stockholder is required to notify the Exchange Agent of such stockholder's correct TIN by completing the Substitute Form W-9 below certifying that the TIN provided on such form is correct (or that such stockholder is awaiting a TIN) and that (i) such holder is exempt from federal backup withholding, (ii) such holder has not been notified by the IRS that such holder is subject to federal backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified such holder that such holder is no longer subject to federal backup withholding (see Part 2 of Substitute Form W-9).

                     WHAT NUMBER TO GIVE THE EXCHANGE AGENT

     The stockholder is required to give the Exchange Agent the TIN of the record owner of the NEON Shares. If the NEON Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such stockholder should write "Applied For" in the space provided for in the TIN in part 1, check the box in Part 3, and sign and date the Substitute Form W-9. If "Applied For" is written in Part 1 and the Exchange Agent is not provided with a TIN within 60 days, the Exchange Agent may withhold 31% on all cash payments in lieu of fractional shares until a TIN is provided to the Exchange Agent.

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

----------------------------------
                                    PART I -- TAXPAYER              FOR ALL ACCOUNTS        PART II -- FOR PAYEES EXEMPT
 SUBSTITUTE                         IDENTIFICATION NO. --                                   FROM BACKUP WITHHOLDING
                                                                ------------------------    (SEE ENCLOSED GUIDELINES)
 FORM W-9                           Enter your taxpayer         ------------------------
 DEPARTMENT OF THE TREASURY         identification number in     Social Security Number
 INTERNAL REVENUE SERVICE           the appropriate box. For
                                    most individuals and                   OR
 PAYER'S REQUEST FOR TAXPAYER       sole proprietors, this
 IDENTIFICATION NUMBER              is your Social Security     ------------------------
                                    Number. For other           ------------------------
                                    entities, it is your        Employer Identification
                                    Employer Identification              Number
                                    Number. If you do not
                                    have a number, see "How
                                    to Obtain a TIN" in the
                                    enclosed Guidelines.
                                    Note: If the account is
                                    in more than one name,
                                    see the chart on page 2
                                    of the enclosed
                                    Guidelines to determine
                                    what number to enter.

------------------------------------------------------------------------------------------------------------------------

 PART 2 -- CERTIFICATION -- Under penalties of perjury, I certify that:
 (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me);
 (2) I am not subject to backup withholding either because (a) I am exempt from backup      PART 3 --
     withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS")   AWAITING TIN [ ]
     that I am subject to backup withholding as a result of a failure to report all         ----------------------------
     interest or dividends, or (c) the IRS has notified me that I am no longer subject to   PART 4 --
     backup withholding; and                                                                EXEMPT TIN [ ]
 (3) Any information provided on this form is true, correct and complete.
 CERTIFICATION INSTRUCTIONS -- You must cross out Item (2) in part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out such Item (2).
------------------------------------------------------------------------------------------------------------------------

 SIGNATURE   DATE ____________________________________________ , 2001
------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY CASH PAYMENTS IN LIEU OF FRACTIONAL SHARES MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number to the Exchange Agent, 31% percent of all cash payments made to me will be withheld, but will be refunded to me if I provide a certified Taxpayer Identification Number within 60 days.

SIGNATURE DATE ________________________

NAME (Please Print)

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

     Questions and requests for assistance or additional copies of the Prospectus, this Letter of Transmittal and other tender offer materials may be directed to the Information Agent as set forth below:

                             THE INFORMATION AGENT:

                    CORPORATE INVESTOR COMMUNICATIONS, INC.

                               111 Commerce Road
                          Carlstadt, New Jersey 07072
                     Banks and Brokers call (201) 896-1900
                           All others call Toll Free
                                 (866) 241-2788

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